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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
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         Date of Report (Date of earliest event reported): July 20, 2004
                                                          (July 20, 2004)
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                              TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


               0-10592                                  14-1630287
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      (Commission File Number)              (IRS Employer Identification No.)

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                  5 Sarnowski Drive, Glenville, New York 12305
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (518) 377-3311
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TrustCo Bank Corp NY


Item 7.        Financial Statements and Exhibits

               (c) Exhibits

               Reg S-K Exhibit No.    Description

                   99(a) Highlights Press Release dated July 20, 2004, for the period ending June 30, 2004, regarding year to date and second quarter results.

                   99(b)              Press Release dated July 20, 2004, for
                                      the period ending June 30, 2004, regarding year to date and second quarter results.

 Item 12.      Results of Operations and Financial Condition


               On July 20, 2004, TrustCo Bank Corp NY ("TrustCo") issued two press releases with year to date and second quarter results for the period ending June 30, 2004. Attached is a copy of each press release labeled as Exhibits 99(a) and 99(b).





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 20, 2004

                                           TrustCo Bank Corp NY
                                          (Registrant)


                                           By:/s/ Robert T. Cushing
                                         ----------------------------
                                           Robert T. Cushing
                                           Executive Vice President and
                                           Chief Financial Officer




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                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                            Page
------------------         ----------------------------         ----------
     99(a)                 Highlights Press Release of              5
                           July 20, 2004,  for the period
                           ending June 30, 2004,  regarding
                           year to date and second quarter results.

     99(b)                 Press Release of July 20, 2004,          6-7
                           for the period ending June 30, 2004,
                           regarding year to date and second quarter results.



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TRUSTCO                                                        Exhibit 99(a)
Bank Corp NY                                                   News Release
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5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311 Fax: (518) 381-3668

         Subsidiary:     Trustco Bank
                                                               NASDAQ - TRST

         Contact:        Robert Leonard
                         Vice President
                         518-381-3693

FOR IMMEDIATE RELEASE: Glenville, New York - July 20, 2004

TrustCo Bank Corp NY
(dollars in thousands, except per share data)
                                           2004                            2003
                                           ------------------------------------
Three Months Ended June 30:
         Net Income              $       14,371                          13,411
         Provision for Loan Losses          150                             300

Average Equivalent Shares Outstanding:
         Basic                       74,354,000                      74,369,000
         Diluted                     75,095,000                      75,237,000

         Net Income per Share:
         Basic                  $         0.193                           0.180
         Diluted                          0.191                           0.178
                                          =====                           =====
Six Months Ended June 30:
         Net Income                $     28,504                          26,603
         Provision for Loan Losses          300                             600

Average Equivalent Shares Outstanding:
         Basic                       74,241,000                      74,309,000
         Diluted                     75,085,000                      75,210,000

         Net Income per Share:
         Basic                $           0.384                           0.358
         Diluted                          0.380                           0.354
                                          =====                           =====

Period End:
Total Assets                          2,849,227                       2,683,165
Total Nonperforming Loans                 2,879                           3,936
Total Nonperforming Assets                2,879                           3,936
Allowance for Loan Losses                48,347                          49,528
Allowance as a Percentage
  of Total Loans                           4.14%                           3.88%



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TRUSTCO                                                         Exhibit 99(b)
Bank Corp NY                                                    News Release
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5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311 Fax: (518) 381-3668

Subsidiary:  Trustco Bank

Contact:     Robert M. Leonard
             Vice President
            (518) 381-3693

FOR IMMEDIATE RELEASE:

                 TrustCo Announces Record Second Quarter Results



Glenville, New York - July 20, 2004 TrustCo Bank Corp NY (TrustCo, Nasdaq: TRST) today announced that it achieved record results for the second quarter of 2004 and for the first six months of the year. Net income for the second quarter of 2004 was $14.4 million, or $0.191 diluted earnings per share, compared to $13.4 million, or $0.178 diluted earnings per share, for the second quarter of 2003. The second quarter results reflect an increase of 7.2% in net income and 7.3% in diluted earnings per share over the comparable period in 2003.

Year to date results reflect significant increases in both net income and diluted earnings per share between 2003 and 2004. For the six months ended June 30, 2004 net income was $28.5 million and diluted earnings per share were $0.380, compared to net income of $26.6 million and diluted earnings per share of $0.354 for the comparable six month period in 2003. The six-month results reflect an increase of 7.1% in net income and 7.3% in diluted earnings per share for 2004 compared to the same six-month period in 2003.

Commenting on the results for 2004, Robert J. McCormick, President and Chief Executive Officer noted, "The current quarter and the year to date 2004 results are very good, and set the stage for continued growth into the second half of this year."

TrustCo Bank Corp NY is a $2.8 billion bank holding company and through its subsidiary, Trustco Bank, operates 69 offices in New York, Vermont, and Florida. In addition, the bank operates a full service Trust Department that has $945 million of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.


Except for the historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements." Those "forward-looking statements" may involve risk and uncertainties, including statements concerning future events or performance and assumptions and other statements that are other than statements of historical facts.

TrustCo wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. Readers are advised that various risk factors, including, but not limited to: (1) credit risk, (2) interest rate risk, (3) competition, (4) changes in the regulatory environment, and (5) changes in general business and economic trends, could cause the actual results or circumstances for future periods to differ materially from those anticipated or projected in the forward-looking statements.


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